Exhibit 10.11

TERM NOTE

$11,400,743.38	May 30, 2014

FOR VALUE RECEIVED, the undersigned, OrthoPediatrics Corp., a Delaware corporation (“OrthoPediatrics” or “Borrower”) promises to pay to the order of Squadron Capital LLC, a Delaware limited liability company (the “Lender”), at the place and times provided in the Second Amended and Restated Loan and Security Agreement referred to below, the principal sum of $11,400,743.38, together with all the accrued and unpaid interest under this Term Note pursuant to that certain Second Amended and Restated Loan and Security Agreement, dated as of May 30, 2014 (as amended, supplemented, modified or restated from time to time, the “Second Amended and Restated Loan Agreement”) by and among Borrower and Lender. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Second Amended and Restated Loan Agreement.

The unpaid principal amount of this Term Note from time to time outstanding is subject to mandatory repayment as provided in the Second Amended and Restated Loan Agreement and shall bear interest as provided in Section 3.1 of the Second Amended and Restated Loan Agreement. This Term Note may be voluntarily prepaid from time to time as provided in the Second Amended and Restated Loan Agreement. All payments of principal and interest on this Term Note shall be payable in lawful currency of the United States of America in immediately available funds to such account as the Lender shall specify from time to time by notice to the Borrower. The principal and all accrued and unpaid interest under this Term Note shall be due and payable on the Term Loan Maturity Date.

This Term Note is entitled to the benefits of, and evidences Obligations incurred under, the Second Amended and Restated Loan Agreement, to which reference is made for a description of the security for this Term Note and for a statement of the terms and conditions on which Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Term Note and on which such Obligations may be declared to be immediately due and payable.

THIS TERM NOTE SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Second Amended and Restated Loan Agreement) notice of any kind with respect to this Term Note.

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IN WITNESS WHEREOF, the undersigned has executed this Term Note as of the day and year first written above.

BORROWER:

ORTHOPEDIATRICS CORP.

By:	/s/ Mark Throdahl
Name: Mark Throdahl
Title: President and Chief Executive Officer